                                                                    EXHIBIT 3.15
          ARTICLES OF INCORPORATION OF EDUCATIONAL COMMUNICATIONS, INC.
              WITH ALL AMENDMENTS (f/k/a MERIT PUBLISHING COMPANY)

--------------------------------------------------------------------------------
STATEMENT FOR CORPORATION       No. 952                 GEO E Cole & Co. Chicago
FOR PECUNIARY PROFIT-Illinois   (Revised July 1949)     Legal Blanks
================================================================================

            BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ
                 CAREFULLY THE INSTRUCTIONS ON THE BACK THEREOF.

                  (THESE ARTICLES MUST BE FILED IN DUPLICATE.)

STATE OF ILLINOIS,                )
                                  ) ss.
      COOK           COUNTY.      )
---------------------

                  We, the undersigned,

--------------------------------------------------------------------------------------------------------------
                                                                                      Address
             Name                             Number                Street              City          State
--------------------------------------------------------------------------------------------------------------
Paul C. Krouse                         6417 N. Damen              Chicago, Illinois
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

being natural persons of the age of twenty-one years or more and subscribers to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                   ARTICLE ONE

The name of the corporation is:   MERIT PUBLISHING COMPANY
                               ------------------------------------------

                                   ARTICLE TWO

The ADDRESS of its initial registered office in the State of Illinois is:
69 W. WASHINGTON ST., Street, in the CITY of CHICAGO (60602) County of COOK and
---------------------                ----    -------                   ----
the NAME of its initial Registered Agent at SAID ADDRESS is:  PAUL C. KROUSE
                                                            --------------------

                                  ARTICLE THREE

The duration of the corporation is:  PERPETUAL
                                   ---------------------------------

                                                              Secretary of State
                                  ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

          To publish and cause to be produced written literature of all types for the purpose of resale; but not to act, in any way, as a printing company.
          And to hold, buy or sell real estate or other property in furtherance of the corporate business.

                                  ARTICLE FIVE

          Paragraph 1: The aggregate number of shares which the corporation is authorized to issue is 500, divided into ONE classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                                 Series          Number of          Par value per share or statement that
             Class              (if any)          Shares                shares are without par value

            Common               None              500                       no par value

Paragraph 2. The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                                  NONE

                                   ARTICLE SIX

     The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

                                                     Total consideration to be
     Class of shares        Number of shares             received therefor:

         Common                    500                     $1000.00
                                                           $
                                                           $

                                  ARTICLE SEVEN

     The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                  ARTICLE EIGHT

The number of directors to be elected at the first meeting of the shareholders is: TWO.

                                  ARTICLE NINE

Paragraph 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $ NONE

Paragraph 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $ NONE

Paragraph 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $ 5000.00

Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $ 5000.00

                      X  /s/ Paul C. Krouse
                      -------------------------------
                      -------------------------------
                      -------------------------------
                      -------------------------------             Incorporators.
                      -------------------------------
                      -------------------------------
                      -------------------------------

                             OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS,                   )
                                     ) ss.
     COOK     COUNTY.                )
-------------

     I, LAWRENCE ROCHELL, a Notary Public do hereby certify that on the
       -------------------
     4     day of    MAY   ,1967,
----------        ---------   ---------------------------------------
                                     (Names of Incorporators)
               PAUL C. KROUSE
--------------------------------------------------------------------------------

personally appeared before me and being first duly sworn by me severally acknowledged that they signed signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

       Place                              /s/ Lawrence Rochell
                                          --------------------------------------
   NOTARIAL SEAL                                           Notary Public.
       Here

                                   FORM BCA-55

                               (File in Duplicate)

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF

                            MERIT PUBLISHING COMPANY
                             (Exact Corporate Name)

To JOHN W. LEWIS
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST: The name of the corporation is:

                            MERIT PUBLISHING COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

          THAT THE NAME OF THE CORPORATION BE AMENDED TO "EDUCATIONAL COMMUNICATIONS, INC."

(Disregard separation into                ARTICLE THIRD: the number of shares of the
classes if class voting does
not apply to the amendment           corporation outstanding at the time of the adoption of said voted on.)
                                     amendment or amendments was FIVE HUNDRED; and the

                                     number of shares of each class entitled to vote as a class on the adoption of said amendments or amendments, and the designation of each such class were as follows:

                                              Class                      Number of Shares

(Disregard separation into                ARTICLE FOURTH: The number of shares voted for
classes if class voting does
not apply to the amendment           said amendment or amendments was FIVE HUNDRED; and the
voted on.)                                                           -------------

                                     number of shares voted against said amendment

                                     amendments was NONE. The number of shares of each class entitled to vote
                                                    ----
                                     or as a class voted for and against said amendment or amendments,

                                     respectively, was:

                                              Class                      Number of Shares Voted
                                                                         For            Against

(Disregard these items               Item 1. On the date of the adoption of this amendment, restating unless the amendment
restates the articles of             the articles of incorporation, the corporation had ______ shares incorporation.)
                                     issued, itemized as follows:

                                          Class          Series        Number of      Par value per share or
                                                        (If Any)        Shares        statement that shares are
                                                                                      without par value

                                     Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $_______ and a paid-in surplus of $________ or a total of

                                     $____________.

(Disregard this Article                   ARTICLE FIFTH: The manner in which the exchange,
where this amendment
contains no such                     reclassification, or cancellation of issued shares, or a reduction of provisions.)
                                     the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Paragraph                 ARTICLE SIXTH: Paragraph 1: The manner in which
where amendment does not
affect stated capital or paid-       said amendment or amendments effect a change in the amount of in surplus.)
                                     stated capital or the amount of paid-in surplus, or both, is as follows:

(Disregard this Paragraph                 Paragraph 2: The amounts of stated capital and of paid-in
where amendment does not
affect stated capital or paid-       surplus as changed by this amendment are as follows:
in surplus.)

                                                               Before Amendment           After Amendment
                                     Stated capital...........     $1000.00                 $ 1,000.00
                                     Paid-in surplus..........     $ NONE                   $ NONE

         IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its _______________ President, and its corporate seal to be hereto affixed, attested by its __________________ Secretary, this 14th day of AUGUST, 1972.
                                   ----        -------   --

              Place                       MERIT PUBLISHING COMPANY
         CORPORATE SEAL                       (Exact Corporate Name)
              Here
                                          By:   /s/ Paul C. Krouse
-----------------------------                   --------------------------------
Its           Secretary                         Its           President

STATE OF        ILLINOIS        )
        ---------------------
                                ) ss.
COUNTY OF        COOK           )
         --------------------

     I VERONICA MAKOWSKI, a Notary Public, do hereby certify that on the 14 day
      --------------------                                               ---
of AUGUST 1972, PAUL C. KROUSE personally appeared before me and, being first
  --------  -- ---------------
duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                              /s/ Veronica Makowski
          Place                               ----------------------------------
       NOTARIAL SEAL                                       Notary Public.
           Here

                                   FORM BCA-55

                               (File in Duplicate)

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF

                        EDUCATIONAL COMMUNICATIONS, INC.
                             (Exact Corporate Name)

To MICHAEL J. HOWLETT
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

          ARTICLE FIRST:  The name of the corporation is:

                    EDUCATIONAL COMMUNICATIONS, INC.

          ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of
Illinois: Article Five of the Articles of Incorporation shall be amended to read as follows:

"Paragraph 1: The aggregate number of shares which the corporation is authorized to issue is 700 divided into two classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:


            Class                    Series              Number of         Par value per share or
                                    (If Any)              Shares           statement that shares are
                                                                           without par value

Common stock               None                                            No par value
Preferred stock            None                                            $1,000 per share

"Paragraph 2: The preference and the stations, limitations, restrictions and the special of relative rights in respect of on or set apart for the common shares. Subject to the foregoing provisions, the preferred stock shall not be entitled to payment from any other surplus or net profits of the corporation.

"In the event of any dissolution, liquidation or winding up of the corporation or a sale of all its assets, or in the event of its insolvency, or upon any distribution of its capital, there shall be paid to the holders of the preferred stock its par value of One Thousand Dollars ($1,000.00) per share plus the amount of all unpaid dividends accrued thereon without interest before any sum shall be paid to or any assets distributed among the holders of the common shares. After such payment to the holders of the preferred stock, the remaining assets and funds of the corporation shall be divided among and paid to the holders of the common shares in proportion to their holdings of such shares. For purposes hereof the voluntary sale, lease, exchange or transfer (for cash shares of stock, securities or other consideration) of all or substantially all its property or assets to, or a consolidation or merger of the corporation with one or more corporations shall not be deemed to be a liquidation, dissolution or winding up of the corporation.

"The corporation may redeem the whole or any part of the preferred shares at the option of the board of directors on any dividend date by paying therefor in cash the sum of One Thousand Dollars ($1,000.00) per share in addition to an amount equal to all dividends thereon declared but unpaid on the date fixed for such redemption. At least forty days' previous notice in writing shall be given by registered mail to the holders of such preferred stock at their addresses as set forth in the records of the said corporation. On or before the date set in such notice for such redemption, the holders of such preferred stock shall deliver the certificates thereof to the treasurer of the said corporation at the place designated in the notice and shall receive the price hereinbefore set forth for such redemption. In the event that all of such stock is not so redeemed, new certificates shall thereupon be issued to the holders thereof for the remaining shares of such stock still held by them. In the event that any holder of such preferred stock shall fail on or before the date fixed for redemption to deliver arid surrender such certificate to the treasurer of such corporation for redemption and to accept the amount to be paid therefor, funds necessary for such redemption shall be set apart by the said corporation and held in a special fund for the payment of such redemption price. The holder of such stock shall thereafter be entitled at any time to deliver and surrender the shares of stock held by him and to receive the amount so set aside for his benefit without any interest thereon. After the making of such deposit, the said corporation shall not be liable to pay to the holder of such stock any dividends as called for therein for the period after the date of such deposit, and all rights of the holder of such preferred stock as stated in this certificate of incorporation, the bylaws or otherwise, shall at once cease and determine, and the holder of such stock shall thereafter have only the right to receive the amount so deposited, upon surrender of such stock. Any moneys so set aside by the corporation and unclaimed at the end of six years from the date designated for such redemption shall revert to the general funds of the corporation after which reversion the holders of such stock so called for redemption shall look only to the corporation for payment of the redemption price and such stock shall still not be deemed to be outstanding.

"As long as any of the preferred stock is outstanding the corporation shall not, without the affirmative vote or consent of the holders of at least 66-2/3% of the preferred stock at the time outstanding (i) increase the authorized amount of the preferred stock, (ii) create any other class of stock ranking prior to or on a parity with the preferred stock either as to dividends or upon liquidation or increase the authorized number of shares of any such other class of stock or (iii) amend, alter or repeal any of the provisions hereof so as adversely to affect the preferences, rights or powers of the preferred stock. At no time shall the corporation declare and pay dividends on or otherwise make any distributions with respect to the common stock if at such time the corporation shall be in default with respect to any dividend payable on or any obligation to retire shares of the preferred stock."

the shares of each class are:

"The owners of the preferred stock shall be entitled to receive dividends thereon at the rate of seven per cent (7%) per annum and no more payable out of the surplus or net profits of the corporation quarterly, half-yearly or yearly, as and when declared by the board of directors before any dividend shall be declared, set apart for or paid upon the common stock of the corporation. The dividends on the preferred stock shall be cumulative so that if the corporation fails in any fiscal year to pay such dividends on all the issued and outstanding preferred stock, such deficiencies and dividends shall be fully paid but without interest before any dividends shall be paid


(Disregard separation into                ARTICLE THIRD: The number of shares of the
classes if class voting does
not apply to the amendment           corporation outstanding at the time of the adoption of said voted on.)
                                     amendment or amendments was 500; and the number

                                     of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                              CLASS                      NUMBER OF SHARES

(Disregard separation into                ARTICLE FOURTH: The number of shares voted for said
classes if class voting does
not apply to the amendment           amendment or amendments was 500; and the number
voted on.)
                                     of shares voted against said amendment or amendments was

                                     ______________.  The number of shares of each class entitled to vote as a class voted for and against said amendment

                                     or amendments, respectively, was:

                                              CLASS                      NUMBER OF SHARES VOTED
                                                                               FOR AGAINST

(Disregard these items               Item 1. On the date of the adoption of this amendment, restating unless the amendment
restates the articles of             the articles of incorporation, the corporation had ______ shares incorporation.)
                                     issued, itemized as follows:

                                          CLASS          SERIES        NUMBER OF     PAR VALUE PER SHARE OR
                                                        (IF ANY)        SHARES       STATEMENT THAT SHARES ARE
                                                                                     WITHOUT PAR VALUE

                                     Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $_______ and a paid in surplus of $________ or a total of

                                     $____________.

(Disregard this Article                   ARTICLE FIFTH: The manner in which the exchange,
where this amendment
contains no such                     reclassification, or cancellation of issued shares, or a reduction of provisions.)
                                     the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Paragraph                 ARTICLE SIXTH: Paragraph 1: The manner in which
where amendment does not
affect stated capital or paid-       said amendment or amendments effect a change in the amount of in surplus.)

                                     stated capital or the amount of paid-in surplus, or both, is as follows:

(Disregard this Paragraph                 Paragraph 2: The amounts of stated capital and of paid-in
where amendment does not
affect stated capital or paid-       surplus as changed by this amendment are as follows:
in surplus.)

                                 BEFORE AMENDMENT             AFTER AMENDMENT
      Stated capital...........     $      \                    $      \
      Paid-in surplus..........     $                           $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its _______________ President, and its corporate seal to be hereto affixed, attested by its __________________ Secretary, this 16TH day of DECEMBER, 1974.
                            --------    --

                                            EDUCATIONAL COMMUNICATIONS, INC.
              Place                              (Exact Corporate Name)
         CORPORATE SEAL
              Here
                                            By:  /s/ Paul C. Krouse
---------------------------------                -------------------------------
Its         Secretary                            Its           President
        (Jerald A. Lavin)                        (Paul C. Krouse)

STATE OF ILLINOIS,       )
        -------------
                         ) ss.
COUNTY OF COOK           )
         ------------

     I CHRISTINE A. BAKER, a Notary Public, do hereby certify that on the 16TH
       ------------------                                                 -----
day of DECEMBER 1974, PAUL C. KROUSE personally appeared before me and, being
       --------   --  ---------------
first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                             /s/ Christine A. Baker
           Place                             -----------------------------------
       NOTARIAL SEAL                                            Notary Public.
           Here

                                   FORM BCA-55

                               (File in Duplicate)

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF

                        EDUCATIONAL COMMUNICATIONS, INC.
                             (Exact Corporate Name)

To MICHAEL J. HOWLETT
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

          ARTICLE FIRST: The name of the corporation is:

                 EDUCATIONAL COMMUNICATIONS, INC.

          ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of
Illinois: Article Five of the Articles of Incorporation shall be amended to read as follows:

"Paragraph 1: The aggregate number of shares which the corporation is authorized to issue is 950 divided into two classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

         Class               Series                Number of           Par value per share or
                            (If Any)                Shares             statement that shares are
                                                                       without par value
Common Sock                   None                    500              No par value
Preferred Sock                None                    450              $1,000 per share

"Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect apart for the common shares. Subject to the foregoing provisions, the preferred stock shall not be entitled to payment from any other surplus or net profits of the corporation.

"In the event of any dissolution, liquidation or winding up of the corporation or a sale of all its assets, or in the event of its insolvency, or upon any distribution of its capital, there shall be paid to the holders of the preferred stock its par value of ONE THOUSAND DOLLARS ($1,000.00) per share plus the amount of all unpaid dividends accrued thereon without interest before any sum shall be paid to or any assets distributed among the holders of the common shares. After such payment to the holders of the preferred stock, the remaining assets and funds of the corporation shall be divided among and paid to the holders of the common shares in proportion to their holdings of such shares. For purposes hereof the voluntary sale, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all its property or assets to, or a consolidation or merger of the corporation with one or more corporations shall not be deemed to be a liquidation, dissolution or winding up of the corporation.

"The corporation may redeem the whole or any part of the preferred shares at the option of the board of directors on any dividend date by paying therefor in cash the sum of ONE THOUSAND DOLLARS ($1,000.00) per share in addition to an amount equal to all dividends thereon declared but unpaid on the date fixed for such redemption. At least forty days' previous notice in writing shall be given by registered mail to the holders of such preferred stock at their addresses as set forth in the records of the said corporation; or before the date set in such notice for such redemption, the holders of such preferred stock shall deliver the certificates thereof to the treasurer of the said corporation at the place designated in the notice and shall receive the price hereinbefore set forth for such redemption. In the event that all of such stock is not so redeemed, new certificates shall thereupon be issued to the holders thereof for the remaining shares of such stock still held by them. In the event that any holder of such preferred stock shall fail on or before the date fixed for redemption to deliver and surrender such certificate to the treasurer of such corporation for redemption and to accept the amount to be paid therefor, funds necessary for such redemption shall be set apart by the said corporation and held in a special fund for the payment of such redemption price. The holder of such stock shall thereafter be entitled at any time to deliver and surrender the shares of stock held by him and to receive the amount so set aside for his benefit without any interest thereon. After the making of such deposit, the said corporation shall not be liable to pay to the holder of such stock any dividends as called for therein for the period after the date of such deposit, and all rights of the holder of such preferred stock as stated in this certificate of incorporation, the bylaws of otherwise, shall at once cease and determine, and the holder of such stock shall thereafter have only the right to receive the amount so deposited, upon surrender of such stock. Any moneys so set aside by the corporation and unclaimed at the end of six years from the date designated for such redemption shall revert to the general funds of the corporation after which reversion the holders of such stock so called for redemption shall look only to the corporation for payment of the redemption price and such stock shall still not be deemed to be outstanding.

"As long as any of the preferred stock is outstanding the corporation shall not, without the affirmative vote or consent of the holders of at least 66-2/3% of the preferred stock at the time outstanding (i) increase the authorized amount of the preferred stock, (ii) create any other class of stock ranking prior to or on a parity with the preferred stock either as to dividends or upon liquidation or increase the authorized number of shares of any such other class of stock or (iii) amend, alter or repeal any of the provisions hereof so as adversely to affect the preferences, rights or powers of the preferred stock. At no time shall the corporation declare and pay dividends on or otherwise make any distributions with respect to the common stock, if at such time the corporation shall be in default with respect to any dividend payable on or any obligation to retire shares of the preferred stock.

of the shares of each class are:

"The owners of the preferred stock shall be entitled to receive dividends thereon at the rate of seven per cent (7%) per annum and no more payable out of the surplus or net profits of the corporation quarterly, half-yearly of yearly, as and when declared by the board of directors before any dividend shall be declared, set apart for or paid upon the common stock of the corporation. The dividends on the preferred stock shall be cumulative so that if the corporation fails in any fiscal year to pay such dividends on all the issued and outstanding preferred stock, such deficiencies and dividends shall be fully paid but without interest before any dividends shall be paid on or set

(Disregard separation into                ARTICLE THIRD: The number of shares of the
classes if class voting does
not apply to the amendment           corporation outstanding at the time of the adoption of said voted on.)
                                     amendment or amendments was 700; and the number
                                                                ------

                                     of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                              Class                      Number of Shares

                                              Common                     500
                                              Preferred                  200

(Disregard separation into                ARTICLE FOURTH: The number of shares voted for said
classes if class voting does
not apply to the amendment           amendment or amendments was 700; and the number of
voted on.)                                                      ------

                                     shares voted against said amendment or amendments was

                                     NONE. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments,

                                     respectively, was:

                                              CLASS                      NUMBER OF SHARES VOTED
                                                                         FOR           AGAINST

(Disregard these items               Item 1. On the date of the adoption of this amendment, restating unless the amendment
restates the articles of             the articles of incorporation, the corporation had ______ shares incorporation.)
                                     issued, itemized as follows:

                                          CLASS          SERIES        NUMBER OF     PAR VALUE PER SHARE OR
                                                        (IF ANY)        SHARES       STATEMENT THAT SHARES ARE
                                                                                     WITHOUT PAR VALUE

                                     Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $_______ and a paid-in surplus of $________ or a total of

                                     $____________.

(Disregard this article                   ARTICLE FIFTH: The manner in which the exchange,
where the amendment
contains no such                     reclassification, or cancellation of issued shares, or a reduction of provisions.)
                                     the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this paragraph                 ARTICLE SIXTH: Paragraph 1: The manner in which
where amendment does not
affect stated capital or paid-       said amendment or amendments effect a change in the amount of in surplus.)
                                     stated capital or the amount of paid-in surplus, or both, is as follows:

(Disregard this Paragraph                 Paragraph 2: The amounts of stated capital and of paid-in
where amendment does not
affect stated capital or paid-       surplus as changed by this amendment are as follows:
in surplus.)

                                              Before Amendment           After Amendment
                   Stated capital..........      $                         $
                   Paid-in surplus.........      $                         $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its VICE President, and its corporate
                                              ------
seal to be hereto affixed, attested by its __________________ Secretary, this 27TH day of MARCH, 1978.
-----       ------   --

                                          Educational Communications, Inc.
    Place                                 --------------------------------
CORPORATE SEAL                                (Exact Corporate Name)
    Here

ATTEST:                                   By:  /s/ Jerald A Lavin
                                               ------------------

-----------------------
Its          Secretary                         Its      Vice President
                                               (Jerald A. Lavin)

STATE OF ILLINOIS,          )
        ----------
                            ) ss.
COUNTY OF COOK              )
         ---------

     I _________________, a Notary Public, do hereby certify that on the 27th
                                                                         ----
day of MARCH 1978, JERALD A. LAVIN personally appeared before me and, being
       -----   --  ---------------
first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

   Place                                 ---------------------------------------
NOTARIAL SEAL                                        Notary Public.
   Here

                                  FORM BCA-69a

                               ARTICLES OF MERGER

                       OF DOMESTIC AND FOREIGN CORPORATION

                           (Strike Inapplicable Words)

                                -----------------

To Secretary of State,

     The undersigned corporations, pursuant to Section 69a of "The Business Corporation Act" of the State of Illinois, hereby execute the following articles of merger:

                                   ARTICLE ONE

     The names of the corporations proposing to merge and the names of the States under the laws of which such corporation are organized, are as follows:

                      Name of Corporation                                 State of Incorporation
Educational Communications Companies, Inc.                                      Delaware
-----------------------------------------------------------------     -----------------------------
Educational Communications, Inc.                                                Illinois
-----------------------------------------------------------------     -----------------------------
Educational Communications Real Estate and Investment Corporation               Illinois
-----------------------------------------------------------------     -----------------------------
Who's Who Among Black Americans, Inc.                                           Delaware
-----------------------------------------------------------------     -----------------------------

-----------------------------------------------------------------     -----------------------------

                                   ARTICLE TWO

     The laws of ILLINOIS AND DELAWARE the States under which such foreign
                -----------------------
corporations are organized, permit such merger.

                                  ARTICLE THREE

     The name of the surviving corporation shall be EDUCATIONAL COMMUNICATIONS,
                                                    ----------------------------
INC. and is shall be governed by the laws of the State of ILLINOIS
----                                                      ---------

                                  ARTICLE FOUR

     The plan of merger is as follows:

          See attached Agreement and Plan of Merger attached hereto and by this reference incorporated herein.

                                  ARTICLE FIVE

     As to each corporation, the number of shares outstanding, the number of shares entitled to vote, and the number and designation of the shares of any class entitled to vote as a class, are:

Name of Corporation                                   Total             Total         Designation         Number
                                                    Number of          Number           of Class         of Shares
                                                      Shares          of Shares         Entitled          of Such
                                                   Outstanding       Entitled to        to Vote            Class
                                                                        Vote           as a Class        (if any)
                                                                                        (if any)
Educational Communications Companies, Inc.               450               450             --                --
--------------------------------------------       -----------       ---------        -----------        ---------
                                                                                       Preferred
Educational Communications, Inc.                         855               855           Stock              405
--------------------------------------------       -----------       ---------        -----------        ---------
Educational Communications Real Estate and
Investment Corporation                                 1,000             1,000             --                --
--------------------------------------------       -----------       ---------        -----------        ---------
Who's Who Among Black Americans, Inc.                    198               198             --                --
--------------------------------------------       -----------       ---------        -----------        ---------

NOTE: On the date of adoption of the plan of merger an additional 117 shares were held in treasury and not entitled to vote:

Name of Corporation                                    Class                Number of Shares
Educational Communications, Inc.                     Preferred                     45
Educational Communications, Inc.                     Common                        50
Who's Who Among Black Americans, Inc.                Common                        22

                                   ARTICLE SIX

     As to each corporation, the number of shares voted for and against the plan, respectively, and the number of shares of any class entitled to vote as a class voted for and against the plan, are:

Name of Corporation                            Total           Total          Class          Shares         Shares
                                               Shares         Shares                       Voted for         Voted
                                             Voted for         Voted                                        Against
                                                              Against
Educational Communications, Companies, Inc.       450            -0-           --             --              --
-------------------------------------------  ---------        -------        -------       ---------        -------
Educational Communications, Inc.                  855            -0-          Pref.          405             -0-
-------------------------------------------  ---------        -------        -------       ---------        -------
Educational Communications Real Estate
and Investment Corporation                      1,000            -0-           --             --              --
-------------------------------------------  ---------        -------        -------       ---------        -------
Who's Who Among Black Americans, Inc.             198            -0-           --
-------------------------------------------  ---------        -------        -------       ---------        -------

-------------------------------------------  ---------        -------        -------       ---------        -------

                                  ARTICLE SEVEN

     All Provisions of the laws of the State of Illinois and the State of DELAWARE applicable to the proposed merger have been complied with.

     IN WITNESS WHEREOF each of the undersigned corporations has caused these articles of merger to be executed in its name by its president or vice president and its corporate seal to be hereunto affixed, attested by its secretary or assistance secretary, this 28TH day of MARCH, 1984.

Place Corporate                      -Educational Communications Companies, Inc.
Seal Here

                                     By:   /s/ Paul C. Krouse
                                           ------------------------------------
                                           Its President
ATTEST:

/s/ Ann W. Krouse
---------------------
Its Secretary

Place Corporate                      Educational Communications, Inc.
Seal Here

                                     By:   /s/ Paul C. Krouse
                                           ------------------------------------
                                           Its President
ATTEST:

/s/ Ann W. Krouse
---------------------
Its Secretary

     See attached for signatures for the two additional merging corporations.

As authorized officers, we declare that this document has been examined by us and is, to the best of our knowledge and belief, true, correct and complete.

                                      EDUCATION COMMUNICATION REAL ESTATE
                                       AND INVESTMENT CORPORATION
                                      An Illinois corporation
(CORPORATE SEAL)
ATTEST:
/s/ Paul C. Krouse                   By:  /s/ Ann W. Krouse
---------------------                     -------------------------------------
Secretary                                 President

                                      WHO'S WHO AMONG BLACK AMERICANS, INC. A
                                      Delaware corporation
(CORPORATE SEAL)
ATTEST:
/s/ Ann W. Krouse                    By:  /s/ Paul C. Krouse
---------------------                     -------------------------------------
Secretary                                 President

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated the 28th day of March, 1984 pursuant to
Section 252 of the General Corporation Law of the State of Delaware and Section 69a of The Business Corporation Act of the State of Illinois among EDUCATIONAL COMMUNICATIONS COMPANIES, INC., a Delaware corporation ("COMMUNICATIONS"), EDUCATIONAL COMMUNICATIONS REAL ESTATE AND INVESTMENT CORPORATION, an Illinois corporation ("REAL ESTATE"), WHO'S WHO AMONG BLACK AMERICANS, INC., a Delaware corporation ("WHO'S WHO"), said corporations hereinafter sometimes referred to jointly as the "Merged Corporations", and EDUCATIONAL COMMUNICATIONS, INC., an Illinois corporation ("ECI" or the "Surviving Corporation"), all of said corporations hereinafter sometimes referred to jointly as the "Constituent Corporations".

                              PRELIMINARY RECITALS

     1. The respective Boards of Directors of the Constituent Corporations deem it advisable to merge the Merged Corporations into ECI as the surviving corporation.

     2. COMMUNICATIONS is authorized to issue 405 shares of Preferred Stock, par value $1,000 per share, none of which is issued or outstanding, and 450 shares of Common Stock without par value, all of which are issued and outstanding.

     3. ECI is authorized to issue 450 Preferred Shares, par value $1,000 per share, 405 of which are issued and outstanding, and 45 of which are held in treasury, and 500 Common Shares without par value, 450 of which are issued and outstanding and 50 of which are held in treasury. COMMUNICATIONS owns all of the issued and outstanding Preferred and Common Shares of ECI.

     4. REAL ESTATE is authorized to issue 10,000 Common Shares without par value, 1,000 of which are issued and outstanding and owned by ECI.

     5. WHO'S WHO is authorized to issue 220 shares of Common Stock without par value, 198 of which are issued and outstanding and owned by ECI, and 22 of which are held in treasury.

     6. The registered office of both COMMUNICATIONS and WHO'S WHO in the State of Delaware is located at number 100 West Tenth Street in the City of Wilmington, County of New Castle, and the name of the registered agent of both corporations at said address is The Corporation Trust Company. The registered office of both ECI and REAL ESTATE in the State of Illinois is located at 208 South LaSalle Street, Suite 550, in the City of Chicago, County of Cook, and the name of the registered agent of both corporations at said address is Michael E. Fox.

     NOW, THEREFORE, the Constituent Corporations, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe and AGREE to the terms and conditions of said merger and mode of carrying the same into effect as follows:

     ARTICLE FIRST: The Constituent Corporations shall be merged into a single corporation in accordance with the applicable provisions of the laws of the State of Illinois and the State of Delaware by the Merged Corporations merging into ECI, which shall be the surviving corporation and shall be governed by the laws of the State of Illinois.

     ARTICLE SECOND: The Articles of Incorporation of ECI shall be the Articles of Incorporation of the Surviving Corporation, except that the same is hereby amended upon effectiveness of the merger by changing Article Five thereof so as to read in its entirety as follows:

                                  "ARTICLE FIVE

     Paragraph 1. The aggregate number of shares which the corporation is authorized to issue is 1,000, divided into one class. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                                                          Par value per share or
                      Series          Number of           statement that shares
        Class        (if any)           Shares            are without par value

       Common          None             1,000                without par value

     Paragraph 2. The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                      NONE"

     ARTICLE THIRD: The manner and basis of converting the shares of the Constituent Corporations shall be as follows:

     (a) Each of the 450 shares of Common Stock of COMMUNICATIONS which shall be issued and outstanding immediately prior to effectiveness of the merger, and all rights in respect thereof, shall, upon effectiveness of the merger, forthwith be changed and converted, without any action on the part of the holder thereof, into two and two-ninths (2-2/9) fully paid and non-assessable Common Shares, without par value, of the Surviving Corporation, for a total of 1,000 Common Shares, without par value.

     (b) Upon effectiveness of the merger, the owner of the outstanding certificate or certificates theretofore representing shares of Common Stock of COMMUNICATIONS shall be entitled, upon surrender of such certificate or certificates to the Surviving Corporation, to receive in exchange therefor a certificate or certificates representing the number of Common Shares of the Surviving Corporation into which the shares of Common Stock of COMMUNICATIONS theretofore represented by the surrendered certificate or certificates shall have been changed and converted as herein provided. Until so surrendered, the outstanding certificates which had represented shares of Common Stock of COMMUNICATIONS shall be deemed and treated for all corporate purposes to represent the ownership of Common Shares of the Surviving Corporation as though said surrender and exchange had taken place.

          (c)    Upon effectiveness of the merger:

                 (i) the 405 Preferred Shares and 450 Common Shares theretofore issued and outstanding and the 45 Preferred Shares and 50 Common Shares theretofore held in the treasury, of ECI;

                 (ii) the 1,000 Common Shares theretofore issued and outstanding of REAL ESTATE; and

                 (iii) the 198 shares of Common Stock theretofore issued and outstanding and the 22 shares of Common Stock theretofore held in the treasury, of WHO'S WHO,

shall be retired and cancelled, and no shares of stock or other securities or property shall be issued in respect thereto.

     ARTICLE FOURTH: Further terms and conditions of the merger are as follows:

          a) Upon effectiveness of the merger, the by-laws of ECI as they shall exist immediately prior to effectiveness of the merger shall be and remain the by-laws of the Surviving Corporation until the same shall be altered, amended or repealed as therein provided.

          b) Upon effectiveness of the merger, the directors and officers of ECI immediately prior thereto shall be the directors and officers of the Surviving Corporation and shall hold office until their successors shall have been elected and qualified. If, immediately prior to effectiveness of the merger, a vacancy shall exist in the Board of Directors or in any of the offices of ECI, such vacancy may thereafter be filled in the manner provided in the by-laws of the Surviving Corporation.

          c) The merger shall become effective upon the filing of this Agreement and Plan of Merger with the Secretary of State of Delaware and the issuance of a certificate of merger by the Secretary of State of the State of Illinois.

          d)     Upon effectiveness of the merger:

                 (i) The separate existence of the Merged Corporations shall cease, and the Surviving Corporation shall have all the rights, privileges, immunities and powers and be subject to all the duties and liabilities of a corporation organized under the Illinois Business Corporation Act;

                 (ii) The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, powers and franchises as well of a public as of a private nature, of each of the Constituent Corporations; and all property, real, personal, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent

Corporations, shall be taken and deemed to be transferred to and vested in or shall continue to be vested in the Surviving Corporation without further act or deed; and the title to all real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger; and

                 (iii) The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing ~or action or proceeding pending by or against any of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of any of the Constituent Corporations shall be impaired by the merger.

          e) If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other things are necessary or desirable to vest, perfect or confirm in the Surviving Corporation the title or possession to any property or rights of the Merged Corporations, the Merged Corporations and their respective proper officers and directors are hereby authorized, directed and empowered, if and when requested by the Surviving Corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all deeds, assignments, assurances and other instruments, and to take or cause to be taken such further or other action, as the Surviving Corporation may deem necessary or desirable to thus vest, perfect or confirm such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement and Plan of Merger, and the proper officers of the Surviving Corporation are fully authorized in the name of the Merged Corporations or otherwise to take any and all such action.

          f) Upon effectiveness of the merger, the stated capital of the Surviving Corporation shall be $451,000 and the paid-in surplus of the Surviving Corporation shall be equal to the sum of the paid-in surplus of ECI and the stated capital and paid-in surplus of COMMUNICATIONS immediately prior to effectiveness of the merger.

          g) The Surviving Corporation may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of COMMUNICATIONS or WHO'S WHO as well as for enforcement of any obligation of the Surviving Corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of Title 8 of the Delaware Code of 1953; and the Surviving Corporation does hereby irrevocably appoint the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceedings. The address to which a copy of such process shall be mailed by the Secretary of State of Delaware is

                       Educational Communications, Inc.
                       721 North McKinley Road
                       Lake Forest, Illinois  60045
                       Attention:  President

until the Surviving Corporation shall have hereafter designated in writing to the said Secretary of State a different address for such purpose. In the event of such service upon the Secretary of

State in accordance with Subsection (d) of Section 252 of Title 8 of the Delaware Code of 1953, the Secretary of State shall forthwith notify the Surviving Corporation by letter, certified mail, return receipt requested, directed to the Surviving Corporation at the above address, unless the Surviving Corporation shall have designated in writing to the Secretary of State a different address for such purpose, in which case it shall be mailed to the last address so designated. Such letter shall enclose a copy of the process and any other papers served on the Secretary of State pursuant to the foregoing Subsection (d).

     ARTICLE FIFTH: Anything herein or elsewhere to the contrary notwithstanding, this Agreement and Plan of Merger may be terminated and abandoned by appropriate resolution of the board of directors of any of the Constituent Corporations at any time prior to the filing of this Agreement and Plan of Merger with the Secretary of State of Delaware and the issuance of a certificate of merger by the Secretary of State of Illinois, notwithstanding approval of the agreement by the stockholders of all or any of the Constituent Corporations.

     ARTICLE SIXTH: This Agreement and Plan of Merger may be executed in multiple counterparts, each of which shall be deemed to be and shall constitute an original hereof.

     IN WITNESS WHEREOF, the parties to this agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors, have caused these presents to be executed by their respective Presidents, and their corporate seals to be hereunto affixed and attested by their respective Secretaries, on the day and year first above written.

(CORPORATE SEAL)                       EDUCATION COMMUNICATIONS COMPANIES, INC.
ATTEST:                                A Delaware corporation

/s/ Ann W. Krouse                      By:/s/ Paul C. Krouse
-------------------                       -------------------------------------
Secretary                              President

                                       EDUCATION COMMUNICATION, INC.
(CORPORATE SEAL)                       An Illinois corporation
ATTEST:

/s/ Ann W. Krouse                      By:/s/ Paul C. Krouse
-------------------                       -------------------------------------
Secretary                              President

                                       EDUCATION COMMUNICATION REAL ESTATE
                                        AND INVESTMENT CORPORATION
(CORPORATE SEAL)                       An Illinois corporation
ATTEST:

/s/ Paul C. Krouse                     By:/s/ Ann W. Krouse
-------------------                      -------------------------------------
Secretary                              President

                                       WHO'S WHO AMONG BLACK AMERICANS, INC.
(CORPORATE SEAL)                       A Delaware corporation
ATTEST:

/s/ Ann W. Krouse                      By: /s/ Paul C. Krouse
-------------------                       -------------------------------------
Secretary                              President

                            SECRETARY'S CERTIFICATES

     The undersigned, ANN W. KROUSE, Secretary of EDUCATIONAL COMMUNICATIONS COMPANIES, INC., one of the Constituent Corporations mentioned in the foregoing Agreement and Plan of Merger, on behalf of said corporation certifies as follows:

     The foregoing Agreement and Plan of Merger has been consented to in writing by all of the stockholders of the corporation entitled to vote on a merger and consolidation.

     IN WITNESS WHEREOF, I have signed this certificate this 28th day of March, 1984.

                                        /s/ Ann W. Krouse
                                        ----------------------------------------
                                        Secretary of Educational
                                        Communications Companies, Inc.

     The undersigned, ANN W. KROUSE, Secretary of EDUCATIONAL COMMUNICATIONS, INC., one of the Constituent Corporations mentioned in the foregoing Agreement and Plan of Merger, on behalf of said corporation certifies as follows:

     The foregoing Agreement and Plan of Merger has been consented to in writing by all of the stockholders of the corporation entitled to vote on a merger and consolidation.

     IN WITNESS WHEREOF, I have signed this certificate day of March, 1984.


                                        /s/ Ann W. Krouse
                                        ----------------------------------------
                                        Secretary of Educational
                                        Communications, Inc.

                            SECRETARY'S CERTIFICATES

     The undersigned, PAUL C. KROUSE, Secretary of EDUCATIONAL COMMUNICATIONS REAL ESTATE AND INVESTMENT CORPORATION, one of the Constituent Corporations mentioned in the foregoing Agreement and Plan of Merger, on behalf of said corporation certifies as follows:

     The foregoing Agreement and Plan of Merger has been consented to in writing by all of the stockholders of the corporation entitled to vote on a merger and consolidation.

     IN WITNESS WHEREOF, I have signed this certificate this 28th day of March, 1984.

                                        /s/ Paul C. Krouse
                                        ----------------------------------------
                                        Secretary of Educational
                                        Communications Real Estate and
                                        Investment Corporation

     The undersigned, ANN W. KROUSE, Secretary of WHO'S WHO AMONG BLACK AMERICANS, INC., one of the Constituent Corporations mentioned in the foregoing Agreement and Plan of Merger, on behalf of said corporation certifies as follows:

     The foregoing Agreement and- Plan of Merger has been consented to in writing by all of the stockholders of the corporation entitled to vote on a merger and consolidation.

     IN WITNESS WHEREOF, I have signed this certificate this 28th day of March, 1984.

                                        /s/ Ann W. Krouse
                                        ----------------------------------------
                                        Secretary of Who's Who Among
                                        Black Americans, Inc.